Alleghany Exhibit 99.1

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only Alleghany’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside Alleghany’s control.  Except for Alleghany’s ongoing obligation to disclose material information as required by federal securities laws, Alleghany is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions, or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.  Factors that could cause Alleghany’s actual results and experience to differ, possibly materially, from those expressed in the forward-looking statements include the factors set forth in Alleghany’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the United States Securities and Exchange Commission.
Alleghany

Timeline Otis & Mantis Van Sweringen (1929) Robert Young (1937) Allan Kirby (1958) F.M. Kirby (1967) John J. Burns, Jr. (1992) Weston M. Hicks (2004) Alleghany

A Rich History
Nickel Plate Railroad
Chesapeake & Ohio Railroad
New York Central
MSL Industries
Jones Motor
World Minerals
Investors Diversified Services
Chicago Title & Trust
Sacramento Savings Bank
Underwriters Re
Alleghany

Alleghany 10 Years Ago ($ bn)
Capitol Transamerica $  0.2 15%
World Minerals 0.2 15
Other 0.1 6
Operating subsidiaries $  0.5 36%
Parent investments $  1.0 71%
Parent debt, other (0.1) -
Parent, net $  0.9 64%
Stockholders’ equity $  1.4 100%
Alleghany

CAPITOL
INSURANCE COMPANIES®

RSUI

Homesite
HOME INSURANCE

PacificComp
PACIFIC COMPENSATION CORPORATION

TransRe

Alleghany Reinvented: 2002-2012 (2002) (2003) (2006) (2007) (2012) Alleghany

Alleghany Today ($ bn)
TransRe $  4.3 67%
RSUI Group 1.5 23
Other 0.5 9
(Re)insurance $  6.3 99%
Parent investments $  0.9 14%
Parent debt, other (0.8) (13)
Parent, net $  0.1 1%
Stockholders’ equity $  6.4 100%
Alleghany

TransRe
•
Acquired March 6, 2012 for $3.5 billion in cash
and stock
•
Leading specialty professional reinsurer with
49% of premium outside of US
•
Produced an underwriting profit in first ten
months of Alleghany ownership
•
Expect combined ratio of ~ 96% absent
unusual large catastrophes
Alleghany

RSUI Group
•
Acquired July 1, 2003 from Royal & Sun
Alliance; initial investment $626 million
•
Cumulative underwriting profits of $1.1 billion
under Alleghany ownership
•
Stockholder’s equity now $1.5 billion at the
end of 2012 … after net upstream cash flows
of $300 million
•
Long-term average combined ratio of 81%
including Katrina and Sandy
Alleghany

RSUI’s Combined Ratio Alleghany 60% 86% 122% 71% 69% 80% 70% 73% 82% 99% 03 04 05 06 07 08 09 10 11 12

86%
76%
80%
82%
60%
71%
69%
70%
73%
74%
03
04
05
06
07
08
09
10
11
12

RSUI’s Combined Ratio Ex Katrina (2005) and Sandy (2012) Alleghany

Other Insurance Operations
•
Capitol Insurance Companies –
Small
commercial property-casualty and surety
•
PacificComp – California workers’
compensation
•
Homesite (33% ownership) – Mono-line
homeowners specialty insurer
Alleghany

Alleghany Capital Partners
•
Bourn & Koch (80%) –
machine tools and
grinders
•
Stranded Oil Resources (80%) –
oil recovery
•
ORX Exploration (38%) –
high impact oil and
gas exploration
•
Article One Partners (40%) –
crowd-sourced
patent validation
Alleghany

Opportunities
•
Better underlying economy = exposure growth
•
Improving pricing in property lines and select
casualty lines
•
Standard market dislocation = E&S
opportunity
•
Improved competitive position at Capitol and
PacificComp
•
Share repurchases at discount to book value
Alleghany

Challenges
•
Negative real interest rates hurts economics
of the business
•
Observed increase in frequency of severe
weather events
•
Relentless claims inflation in California
workers’ compensation
Alleghany

Indexed Performance (2002 = 100)
Y Book Value Per Share
S&P 500
300
250
200
150
100
50
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Alleghany

Indexed Performance (2002 = 100)
Y Total Return
300
250
200
150
100
50
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Y Book Value Per Share Alleghany